July 11, 2005



Mr. Larry Perrin
Shareholders of Memorial Insurance Company of America
Memorial Insurance Company of America
PO Box 505
634 Main Street,
Blytheville, Arkansas 72316-0505

Dear Sirs:

     By this letter Security National Financial Corporation, including its subsidiaries, expresses its intention to acquire, as outlined below, Memorial Insurance Company of America agrees to the transactions contemplated herein, and the Shareholders, as evidenced by their signatures attached hereto, express their intention to sell, redeem, exchange, or otherwise convey, all their stock in Memorial Insurance Company of America under the following terms and conditions.

     The Shareholders shall receive $13,500,000 for 100% of the outstanding common stock of Memorial, each shareholder to receive their pro-rata share of the total amount. The Shareholders shall receive $13,500,000 which shall be made by capital distribution, stock buy back, purchase of similar transactions with Security National simultaneously contributing sufficient capital and surplus to Memorial to maintain its status as an admitted insurer in good standing in the State of Arkansas. The Shareholders shall make all reasonable efforts to keep Memorial's business in force.

     Simultaneous with the receipt of the above funds by the Shareholders, conveyance of stock, and simultaneous recapitalization of Memorial, Memorial will coinsure, on a permanent basis, substantially all its business to Security National Life Insurance Company. This coinsurance agreement is to have terms standard in the industry for such agreements, and shall include a tri- party collateral provision regarding the assets funding the reserves, the parties of the agreement are to be Memorial, Security National, and the Arkansas Insurance Department. Future business to be written by Memorial shall be covered by this coinsurance agreement.

     Memorial, consistent with the intentions of this letter and the agreements contemplated herein, shall make available for hire, to the extent possible, the marketing force associated with its business. Security National hereby expresses its intention to maintain the current office location of Memorial.

     The parties agree that this Letter of Intent shall be used in preparing the definitive documents needed to memorialize the agreements contemplated herein and all needed regulatory filings. Such definitive documents shall contain representations and warranties customary for such transactions to include that its financial condition is accurately represented in its statements. Memorial acknowledges that Security National has not completed its due diligence review of the transactions and business to be acquired as contemplated herein. Memorial agrees to make available all records, personnel, systems, or other items or resources it has to Security National such that the due diligence can be completed. Such due diligence shall be completed within three weeks of the signing hereof of at least 80% of the outstanding shares. Each party will bear its own costs.


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Memorial Insurance Company of America Letter of Intent p.2 of 3



     This letter of intent and the transactions contemplated herein are subject to the approval of the respective Boards of Directors of Memorial and Security National, which agreement the parties agree to use their best efforts to obtain. Furthermore, the transactions contemplated herein are contingent upon obtaining regulatory approval of the states of Arkansas and Utah, and any other regulatory bodies that may have jurisdiction over the matters.

     Please indicate your acceptance of the terms and conditions of this Letter of Intent as provided herein by signing the signature lines below. Assuming your acceptance of this letter, we hope to close no later than October 30, 2005, or within 5 business days of this transaction receiving the needed regulatory approvals. This letter shall be valid for 8 business days from the date hereof.

         Very Truly Yours:

         Security National Financial Corporation





         By:      Scott M. Quist, President


Accepted:

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Memorial Insurance Company of America


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Memorial Insurance Company of America Letter of Intent p.3 of 3


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